                                                            Exhibit 25.1

 _____________________________________________________________________________
 _____________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      __________________________________

                                   FORM T-1


        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

      Check if an Application to Determine Eligibility of a trustee Pursuant to
                              Section 305(b) ____


                       HARRIS TRUST COMPANY OF NEW YORK

              (Exact name of trustee as specified in its charter)

                  New York                                 13-4941093
     (Jurisdiction of incorporation or                  (I.R.S. employer
     organization if not a U.S. national bank)         identification no.)

     Wall Street Plaza, 88 Pine Street, 19th Floor
             New York, New York                               10005
     (Address of principal executive offices)              (Zip code)



                              Mark F. McLaughlin
                       HARRIS TRUST COMPANY OF NEW YORK
                Wall Street Plaza, 88 Pine Street,  19th Floor
                           New York, New York  10005
                                (212) 701-7602
           (Name, address and telephone number of agent for service)

                        _______________________________

                                 Mediacom LLC
                         Mediacom Capital Corporation
              (Exact name of obligor as specified in its charter)



                 New York                                  06-1433421
                 New York                                  06-1513997
        (State or other jurisdiction of                 (I.R.S. employer
        incorporation or organization)             identification number)


            100 Crystal Run Road
             Middletown, New York                          10941
     (Address of principal executive offices)            (Zip code)

                    ______________________________________



                         7 7/8% Senior Notes due 2011
                      (Title of the indenture securities)



 _____________________________________________________________________________
 _____________________________________________________________________________
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                                 - 2 -



Item 1.   General Information.
          --------------------

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.



                         Federal Reserve Bank of New York
                         33 Liberty Street, New York N.Y. 10045

                         State of New York Banking Department
                         2 Rector Street, New York, N.Y. 10006

     (b) Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

Item 2.   Affiliations with the Obligor.
          ------------------------------

          If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.


Item 16.       List of Exhibits.
               -----------------


     List below all exhibits filed as part of this statement of eligibility.


     1 Copy of Organization Certificate of Harris Trust Company of New York to transact business and exercise corporate trust powers; incorporated herein by reference to Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

     2. Copy of the existing By-Laws of Harris Trust Company of New York; incorporated herein by reference to Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

     3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference to Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

     4. A copy of the latest report of condition of Harris Trust Company of New York published pursuant to law or the requirements of its supervising or examining authority.








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                                      -3-


                                 SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 24th day of August, 1999.



                        HARRIS TRUST COMPANY OF NEW YORK

                          By /s/ Amy  Roberts
                            --------------------------
                                 Amy  Roberts
                                 Vice President